Securities and Exchange Commission

                       Washington, DC  20549

                             Form 8-K

                          Current Report

              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act 1934


                 Date of Report September 22, 1998
                 (Date of earliest event reported)



                      CalEnergy Company, Inc.
      (Exact name of registrant as specified in its charter)



    Delaware                  1-9874                     94-2213782
(State of other          (Commission File              (IRS Employer
 jurisdiction of              Number)                Identification No.)
 incorporation)



 302 South 36th Street, Suite 400, Omaha, NE         68131
    (Address of principal executive offices)        Zip Code




Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

     On September 22, 1998, the Registrant announced that it closed the sale of $1.4 billion aggregate principal amount of its Senior Notes and Bonds.

      Also on September 22, 1998, the Registrant and MidAmerican Energy Holdings Company announced that they have filed an Application for Review of Proposal for Reorganization with the Iowa Utilities Board (IUB) in conjunction with their proposed merger.

      Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to domestic and international (and in particular, Indonesian) economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, including the Registrant's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such factors. The Company assumes no responsibility to update forward-looking information contained herein.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated September 22, 1998
Exhibit 2 - Joint Press Release dated September 22, 1998

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                    By: \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: September 22, 1998

FOR IMMEDIATE RELEASE                                         EXHIBIT 1

Craig M. Hammett - Senior Vice President, Chief Financial Officer 402-341-4500
Craig Allen - Manager, Investor Relations                         402-341-4500
Patti J. McAtee-Director, Corporate Communications                402-341-4500
Kate Inverarity - Brunswick                                       212-333-3810

 CalEnergy Announces Closing of $1.4 Billion Senior Note and Bond Offering

      OMAHA, NE, September 22, 1998: CalEnergy Company, Inc. ("CalEnergy" or the "Company") (NYSE: CE; PCX and LSE) announced today that it closed the sale of $1.4 billion aggregate principal amount of its Senior Notes and Bonds having the following interest rates, principal amounts and maturities: $215 million of its 6.96% Senior Notes due 2003, $260 million of its 7.23% Senior Notes due 2005, $450 million of its 7.52% Senior Notes due 2008 and $475 million of its 8.48% Senior Bonds due 2028. The Senior Notes and Bonds are subject to optional redemption at any time at par plus payment of a make-whole premium. The Senior Notes and Bonds were rated BB+, Ba1 and BB+ by Standard & Poor's, Moody's and Duff & Phelps, respectively, and CalEnergy's long term senior debt has been placed on credit watch with positive implications for a possible upgrade by all three rating agencies following completion of the pending MidAmerican Energy merger.

      Approximately $830 million in net proceeds of the Senior Note and Bond Offering, together with approximately $600 million in net proceeds from an expected equity offering later this year and approximately $740 million in net proceeds from an expected non-recourse financing later this year, are expected to be used to fund the pending MidAmerican Energy merger. Approximately $543 million of the net proceeds of the Senior Note and Bond Offering is expected to be used to refinance the Company's outstanding 10 1/4% Senior Discount Notes, which become callable on January 15, 1999.

      Craig Hammett, Senior Vice President and Chief Financial Officer, stated "The closing of this financing on these favorable terms will facilitate the pending consummation of the MidAmerican merger. Today's financing will also permit the Company to refinance certain of CalEnergy's outstanding debt at a significantly lower interest rate."

      Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Goldman, Sachs & Co. served as managers of the Senior Note and Bond Offering.

      CalEnergy is a global energy company that manages and owns interests in over 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,200 people worldwide. For the year ended December 31, 1997, CalEnergy generated revenues of over $2.2 billion and had assets of approximately $7.5 billion.

      This press release contains forward-looking statements which are based on current expectations and involve a number of uncertainties. Reference is made to all of the Company's SEC filings, including the Company's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such uncertainties.
                         www.calenergy.com
                               # # #

                             EXHIBIT 2


For Immediate Release

      CalEnergy and MidAmerican File for IUB Merger Approval

OMAHA, NEBRASKA and DES MOINES, IOWA, September 22, 1998 --- CalEnergy Company, Inc. (NYSE: CE) and MidAmerican Energy Holdings Company (NYSE: MEC) today announced that they have filed an Application for Review of Proposal for Reorganization with the Iowa Utilities Board (IUB) in conjunction with their proposed merger. The merger agreement is also subject to approval by the shareholders of both companies, for which special meetings will be called later this year. Completion of the merger is expected to occur by the end of the first quarter of 1999.

The Application with the IUB is the last major regulatory filing that the companies expect to make. To date, filings have been made with Federal Energy Regulatory Commission, the Nuclear Regulatory Commission, the Department of Justice and the Federal Trade Commission. These filings, along with CalEnergy's closing of $1.4 billion in debt securities today, are continued steps to the completion of the merger of the companies.

CalEnergy and MidAmerican formally announced plans to merge last month. The combined enterprise will have total assets of approximately $13 billion, total annual revenues of more than $4.2 billion and will serve over 3.3 million retail customers. CalEnergy expects the transaction to be accretive to its earnings in the first full year of combined operations.

CalEnergy  is  a  global  energy  company  that  manages  and  owns
interests   in  over  5,000  net  megawatts  of  power   generation
facilities in operation, construction and development worldwide. Through its U.K. subsidiary, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy produces and develops energy from diversified fuel sources including geothermal, natural gas and hydroelectric. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,200 people worldwide. In the year ended December 31, 1997, CalEnergy generated revenues of over $2.2 billion and had assets of approximately $7.5 billion. CalEnergy's headquarters are based in Omaha, Nebraska. Information about CalEnergy is available on the Internet at http://www.calenergy.com.


                              -more-

CalEnergy and MidAmerican
September 22, 1998
Page -2-



MidAmerican, Iowa's largest energy company, provides electric service to 648,000 customers and natural gas service to 619,000 customers in Iowa, Illinois, Nebraska and South Dakota. Company headquarters are in Des Moines, Iowa. In the year ended December 31, 1997, MidAmerican generated revenues of over $1.9 billion and had assets of approximately $4.3 billion. Information about MidAmerican is available on the Internet at http://www.midamerican.com.

This press release contains forward-looking statements which are based on current expectations and involve a number of uncertainties. Reference is made to all of the Company's SEC filings, including the Company's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such uncertainties.

Press Contacts:
MidAmerican Energy Holdings Company
 Kevin Waetke, Manager, Media Relations            (515) 281-2785
CalEnergy Company, Inc.
 Patti McAtee, Director, Corporate Communications  (402) 231-1519
 Craig Allen, Manager, Investor Relations          (402) 231-1673
 Kate Inverarity, Brunswick                        (212) 333-3810


                               # # #